FORGIVENESS OF PENALTIES

      New Millennium Capital Partners II, LLC hereby (i) forgives the Company for all penalties and liquidated damages it has accrued and that it may accrue under the following Callable Secured Convertible Notes from the respective dates of issuance until and including December 31, 2007 and (ii) waives its rights under Section 3.10 in each of the following Callable Secured Convertible Notes from the respective dates of issuance until and including December 31, 2007:

      (i) the Callable Secured Convertible Note of Midnight Holdings Group, Inc., a Delaware corporation (f/k/a Redox Technology Corporation) (the "COMPANY") in the aggregate principal amount of $10,175, dated April 21, 2004;

      (ii) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $10,175, dated June 11, 2004;

      (iii) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $52,000, dated December 31, 2005;

      (iv) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $12,000, dated January 31, 2006;

      (v) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $4,000, dated March 6, 2006;

      (vi) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $4,000, dated April 4, 2006;

      (vii) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $4,550, dated May 8, 2006;

      (viii) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $3,900, dated June 7, 2006;

      (ix) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $3,600, dated July 5, 2006;

      (x) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $3,600, dated August 15, 2006;

      (xi) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $3,600, dated September 15, 2006;

      (xii) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $3,600, dated October 4, 2006;

      (xiii) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $1,800, dated October 16, 2006;

      (xiv) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $5,400, dated November 14, 2006;

      (xv) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $5,400, dated December 11, 2006;

      (xvi) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $9,038.48, dated December 31, 2006;

      (xvii) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $5,400, dated January 18, 2007;

      (xviii) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $3,600, dated February 13, 2007;

      (xix) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $4,200, dated March 13, 2007;

      (xx) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $4,200, dated March 28, 2007;

      (xxi) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $10,000, dated May 1, 2007;

      (xxii) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $1,800, dated June 15, 2007;

      (xxiii) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $1,800, dated July 2, 2007; and

      (xxiv) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $4,000, dated August 15, 2007.

Dated: September 5, 2007                 NEW MILLENNIUM CAPITAL PARTNERS II, LLC
                                         By: First Street Manager II, LLC


                                         By: /S/ CORY S. RIBOTSKY
                                             -----------------------------------
                                             Corey S. Ribotsky
                                             Manager